--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                 SCHEDULE 14D-1

                             TENDER OFFER STATEMENT
                          PURSUANT TO SECTION 14(d)(1)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                      AND
                                  STATEMENT ON
                                  SCHEDULE 13D
                   UNDER THE SECURITIES EXCHANGE ACT OF 1934
                            ------------------------

                           SHERIDAN HEALTHCARE, INC.
                           (NAME OF SUBJECT COMPANY)

                             VESTAR/SHERIDAN, INC.
                         VESTAR/SHERIDAN HOLDINGS, INC.
                         VESTAR/SHERIDAN INVESTORS, LLC
                                    (BIDDER)

                    COMMON STOCK, PAR VALUE $0.01 PER SHARE
                CLASS A COMMON STOCK, PAR VALUE $0.01 PER SHARE
                       (TITLES OF CLASSES OF SECURITIES)
                            ------------------------
                                   823781109
                                   823781208
                    (CUSIP NUMBERS OF CLASSES OF SECURITIES)
                            ------------------------
                              JAMES L. ELROD, JR.
                         VESTAR/SHERIDAN INVESTORS, LLC
                          245 PARK AVENUE, 41ST FLOOR
                               NEW YORK, NY 10167
                           TELEPHONE: (212) 351-1600
          (NAME, ADDRESS AND TELEPHONE NUMBER OF PERSON AUTHORIZED TO
            RECEIVE NOTICES AND COMMUNICATIONS ON BEHALF OF BIDDER)

                                    COPY TO:
                             PETER J. GORDON, ESQ.
                           SIMPSON THACHER & BARTLETT
                              425 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                           TELEPHONE: (212) 455-2000
                            ------------------------
                           CALCULATION OF FILING FEE

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Transaction Valuation* $73,719,530.75                       Amount of Filing Fee** $14,743.91
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

* Based on the offer to purchase all of the outstanding shares of Common Stock, par value $0.01 (the "Common Stock"), and Class A Common Stock, par value $0.01 (the "Class A Common Stock"), of the Subject Company at $9.25 per share in cash, 6,290,178 shares of Common Stock and 296,638 shares of Class A Common Stock outstanding, and options to purchase 1,382,863 shares of Common Stock outstanding as of March 28, 1999.

** 1/50 of 1% of Transaction Valuation.

[ ] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:
Form or Registration No.:
Filing Party:
Date Filed:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  CUSIP NO. (COMMON STOCK) 823781109

----------------------------------------------------------------------------------------------------------
            NAME OF REPORTING PERSON
     1      S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
            Vestar/Sheridan, Inc.
----------------------------------------------------------------------------------------------------------
            CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP             (a)  [ ]
     2                                                                   (b)  [X]
----------------------------------------------------------------------------------------------------------
            SEC USE ONLY
     3
----------------------------------------------------------------------------------------------------------
            SOURCE OF FUNDS
     4
            AF, BK
----------------------------------------------------------------------------------------------------------
            CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
     5      PURSUANT TO ITEMS 2(d) or 2(e)                                                     [ ]
----------------------------------------------------------------------------------------------------------
            CITIZENSHIP OR PLACE OF ORGANIZATION
     6
            DELAWARE
----------------------------------------------------------------------------------------------------------

               NUMBER OF
                 SHARES
              BENEFICIALLY
                OWNED BY
                  EACH
               REPORTING
                 PERSON
                  WITH
                                                     SOLE VOTING POWER
                                              7
                                                     0
                                         -----------------------------------------------------------------
                                                     SHARED VOTING POWER*
                                              8
                                                     698,759 SHARES OF COMMON STOCK
                                         -----------------------------------------------------------------
                                                     SOLE DISPOSITIVE POWER
                                              9
                                                     0
                                         -----------------------------------------------------------------
                                                     SHARED DISPOSITIVE POWER*
                                             10
                                                     698,759 SHARES OF COMMON STOCK
----------------------------------------------------------------------------------------------------------
            AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING
    11      PERSON*
            698,759 SHARES OF COMMON STOCK
----------------------------------------------------------------------------------------------------------
            CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
    12      CERTAIN SHARES  [ ]
----------------------------------------------------------------------------------------------------------
            PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
    13
            10.7% (BASED ON 6,516,551 SHARES OF COMMON STOCK OUTSTANDING AFTER GIVING EFFECT TO
            ISSUANCE OF SHARES OF COMMON STOCK UNDERLYING OPTIONS INCLUDED IN ROW (11))
----------------------------------------------------------------------------------------------------------
            TYPE OF REPORTING PERSON
    14
            CO
----------------------------------------------------------------------------------------------------------

* Beneficial ownership is based solely on the provisions of the Tender Agreement and the Subscription and Tender Agreements described in Item 7 herein, pursuant to which, among other things, certain officers of Sheridan Healthcare, Inc. who beneficially own Common Stock have agreed with the sole stockholder of the reporting person to (1) vote the shares of Common Stock shown here as beneficially owned in favor of the adoption of the Merger Agreement and against any action or agreement that would impede, interfere with, delay or prevent the purchase of shares pursuant to the Offer or the consummation of the Merger or would result in a breach of any covenant, representation or warranty contained in the Merger Agreement and (2) tender such shares into the Offer. Capitalized terms have the meanings assigned thereto herein.

  CUSIP NO. (COMMON STOCK) 823781109

----------------------------------------------------------------------------------------------------------
            NAME OF REPORTING PERSON
     1      S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
            Vestar/Sheridan Holdings, Inc.
----------------------------------------------------------------------------------------------------------
            CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP             (a)  [ ]
     2                                                                   (b)  [X]
----------------------------------------------------------------------------------------------------------
            SEC USE ONLY
     3
----------------------------------------------------------------------------------------------------------
            SOURCE OF FUNDS
     4
            AF
----------------------------------------------------------------------------------------------------------
            CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
     5      PURSUANT TO ITEMS 2(d) or 2(e)                                                     [ ]
----------------------------------------------------------------------------------------------------------
            CITIZENSHIP OR PLACE OF ORGANIZATION
     6
            DELAWARE
----------------------------------------------------------------------------------------------------------

               NUMBER OF
                 SHARES
              BENEFICIALLY
                OWNED BY
                  EACH
               REPORTING
                 PERSON
                  WITH
                                                     SOLE VOTING POWER
                                              7
                                                     0
                                         -----------------------------------------------------------------
                                                     SHARED VOTING POWER*
                                              8
                                                     698,759 SHARES OF COMMON STOCK
                                         -----------------------------------------------------------------
                                                     SOLE DISPOSITIVE POWER
                                              9
                                                     0
                                         -----------------------------------------------------------------
                                                     SHARED DISPOSITIVE POWER*
                                             10
                                                     698,759 SHARES OF COMMON STOCK
----------------------------------------------------------------------------------------------------------
            AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING
    11      PERSON*
            698,759 SHARES OF COMMON STOCK
----------------------------------------------------------------------------------------------------------
            CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
    12      CERTAIN SHARES  [ ]
----------------------------------------------------------------------------------------------------------
            PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
    13
            10.7% (BASED ON 6,516,551 SHARES OF COMMON STOCK OUTSTANDING AFTER GIVING EFFECT TO ISSUANCE
            OF SHARES OF COMMON STOCK UNDERLYING OPTIONS INCLUDED IN ROW (11))
----------------------------------------------------------------------------------------------------------
            TYPE OF REPORTING PERSON
    14
            CO
----------------------------------------------------------------------------------------------------------

* Beneficial ownership is based solely on the provisions of the Tender Agreement and the Subscription and Tender Agreements, described in Item 7 herein, pursuant to which among, other things, certain officers of Sheridan Healthcare, Inc. who beneficially own Common Stock have agreed with the reporting person to (1) vote the shares of Common Stock shown here as beneficially owned in favor of the adoption of the Merger Agreement and against any action or agreement that would impede, interfere with, delay or prevent the purchase of shares pursuant to the Offer or the consummation of the Merger or would result in a breach of any covenant, representation or warranty contained in the Merger Agreement and (2) tender such shares into the Offer. Capitalized terms have the meanings assigned thereto herein.

  CUSIP NO. (COMMON STOCK) 823781109

----------------------------------------------------------------------------------------------------------
            NAME OF REPORTING PERSON
     1      S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
            Vestar/Sheridan Investors, LLC
----------------------------------------------------------------------------------------------------------
            CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP             (a)  [ ]
     2                                                                   (b)  [X]
----------------------------------------------------------------------------------------------------------
            SEC USE ONLY
     3
----------------------------------------------------------------------------------------------------------
            SOURCE OF FUNDS
     4
            AF
----------------------------------------------------------------------------------------------------------
            CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
     5      PURSUANT TO ITEMS 2(d) or 2(e)                                                     [ ]
----------------------------------------------------------------------------------------------------------
            CITIZENSHIP OR PLACE OF ORGANIZATION
     6
            DELAWARE
----------------------------------------------------------------------------------------------------------

               NUMBER OF
                 SHARES
              BENEFICIALLY
                OWNED BY
                  EACH
               REPORTING
                 PERSON
                  WITH
                                                     SOLE VOTING POWER
                                              7
                                                     0
                                         -----------------------------------------------------------------
                                                     SHARED VOTING POWER*
                                              8
                                                     698,759 SHARES OF COMMON STOCK
                                         -----------------------------------------------------------------
                                                     SOLE DISPOSITIVE POWER
                                              9
                                                     0
                                         -----------------------------------------------------------------
                                                     SHARED DISPOSITIVE POWER*
                                             10
                                                     698,759 SHARES OF COMMON STOCK
----------------------------------------------------------------------------------------------------------
            AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING
    11      PERSON*
            698,759 SHARES OF COMMON STOCK
----------------------------------------------------------------------------------------------------------
            CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
    12      CERTAIN SHARES  [ ]
----------------------------------------------------------------------------------------------------------
            PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
    13
            10.7% (BASED ON 6,516,551 SHARES OF COMMON STOCK OUTSTANDING AFTER GIVING EFFECT TO ISSUANCE
            OF SHARES OF COMMON STOCK UNDERLYING OPTIONS INCLUDED IN ROW (11))
----------------------------------------------------------------------------------------------------------
            TYPE OF REPORTING PERSON
    14
            HC
----------------------------------------------------------------------------------------------------------

* Beneficial ownership is based solely on the provisions of the Tender Agreement and the Subscription and Tender Agreements described in Item 7 herein, pursuant to which among, other things, certain officers of Sheridan Healthcare, Inc. who beneficially own Common Stock have agreed with a wholly owned subsidiary of the reporting person to (1) vote the shares of Common Stock shown here as beneficially owned in favor of the adoption of the Merger Agreement and against any action or agreement that would impede, interfere with, delay or prevent the purchase of shares pursuant to the Offer or consummation of the Merger or would result in a breach of any covenant, representation or warranty contained in the Merger Agreement and (2) tender such shares into the Offer. Capitalized terms have the meanings assigned thereto herein.

     This Tender Offer Statement on Schedule 14D-1 and Statement on Schedule 13D (the "Schedule 14D-1/13D") relates to the offer by Vestar/Sheridan, Inc., (formerly known as Vestar/Calvary, Inc.) a Delaware corporation ("Purchaser") and a wholly owned subsidiary of Vestar/Sheridan Holdings, Inc.(formerly known as Vestar/Calvary Holdings, Inc.), a Delaware corporation ("Parent") and a wholly owned subsidiary of Vestar/Sheridan Investors, LLC (formerly known as Vestar/Calvary Investors, LLC) ("Holdings"), a Delaware limited liability company, to purchase for cash all of the outstanding shares of Common Stock, par value $0.01 per share, and Class A Common Stock, par value $0.01 per share (collectively, the "Shares"), of Sheridan Healthcare, Inc., a Delaware corporation (the "Company"), at a purchase price of $9.25 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated as of March 31, 1999 (the "Offer to Purchase"), a copy of which is attached hereto as Exhibit (a)(1), and in the related Letter of Transmittal (which, together with the Offer to Purchase, as amended from time to time, constitute the "Offer"), a copy of which is attached hereto as Exhibit (a)(2).

ITEM 1.  SECURITY AND SUBJECT COMPANY.

     a. The name of the subject company is Sheridan Healthcare, Inc. The information set forth in "THE TENDER OFFER -- Section 6" ("Certain Information Concerning the Company") of the Offer to Purchase is incorporated herein by reference.

     b. The exact title of the class of equity securities being sought in the Offer is Common Stock, par value $0.01 per share, and Class A Common Stock, par value $0.01 per share, of the Company. The information set forth in the Introduction (the "Introduction") of the Offer to Purchase is incorporated herein by reference.

     c. The information set forth in "THE TENDER OFFER -- Section 5" ("Price Range of Shares; Dividends") of the Offer to Purchase is incorporated herein by reference.

ITEM 2.  IDENTITY AND BACKGROUND.

     (a)-(d) and (g) This Statement is filed by Purchaser, Parent and Holdings. The information set forth in "THE TENDER OFFER -- Section 7" ("Certain Information Concerning Purchaser, Parent and Holdings") of the Offer to Purchase and in Schedule I thereto is incorporated herein by reference.

     (e) and (f) During the last five years, neither Purchaser, Parent nor Holdings nor, to the best knowledge of Purchaser, Parent or Holdings, any of the persons listed in Schedule I to the Offer to Purchase (i) has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or
(ii) was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

ITEM 3.  PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS WITH THE SUBJECT COMPANY.

     (a) and (b) The information set forth in "THE TENDER OFFER -- Section 7" ("Certain Information Concerning Purchaser, Parent and Holdings"), "SPECIAL FACTORS -- Background of the Transactions" and "SPECIAL FACTORS -- The Merger Agreement and the Management Agreement" of the Offer to Purchase is incorporated herein by reference.

ITEM 4.  SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

     (a) and (b) The information set forth in "SPECIAL FACTORS -- Financing of the Transactions" of the Offer to Purchase is incorporated herein by reference.

     (c) Not applicable.

ITEM 5.  PURPOSE OF THE TENDER OFFER AND PLANS OR PROPOSALS OF THE BIDDER.

     (a)-(e) The information set forth in the Introduction, "SPECIAL
FACTORS -- Background of the Transactions", "SPECIAL FACTORS -- The Merger Agreement and The Management Agreement" "SPECIAL FACTORS -- Purpose and Structure of the Transactions", SPECIAL FACTORS -- Future Plans in Addition to the Merger", "SPECIAL FACTORS -- Interests of Certain Persons in the Transactions" and "SPECIAL FACTORS -- Effect of the Offer on the Market for the Shares; Nasdaq Listing; Exchange Act Registration" of the Offer to Purchase is incorporated herein by reference.

     (f)-(g) The information set forth in "SPECIAL FACTORS -- Effect of the Offer on the Market for the Shares; Nasdaq Listing; Exchange Act Registration" of the Offer to Purchase is incorporated herein by reference.

     Except as contemplated by the Merger Agreement, the Tender Agreement, the Stockholders Agreement and the Subscription and Tender Agreements, none of Holdings, Parent and Purchaser has any plans or proposals which relate to or would result in (x) the acquisition by any person of additional securities of the Company or the disposition of securities of the Company, or (y) changes to the Company's charter, bylaws or instruments corresponding thereto or other action which may impede the acquisition of control of the Company by any person.

ITEM 6.  INTEREST IN SECURITIES OF THE SUBJECT COMPANY.

     (a) and (b) The information set forth in the Introduction and "THE TENDER OFFER -- Section 7" ("Certain Information Concerning Purchaser, Parent and Holdings") of and Schedule I to the Offer to Purchase is incorporated herein by reference.

ITEM 7. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO THE
        SUBJECT COMPANY'S SECURITIES.

     The information set forth in the "THE TENDER OFFER -- Section 7" ("Certain Information Concerning Purchaser, Parent and Holdings"), "SPECIAL
FACTORS -- Background of the Transactions", "SPECIAL FACTORS -- The Merger Agreement and the Management Agreement", "SPECIAL FACTORS -- Purpose and Structure of the Transactions" and "SPECIAL FACTORS -- Future Plans in Addition to the Merger" of the Offer to Purchase is incorporated herein by reference.

ITEM 8.  PERSONS RETAINED, EMPLOYED OR TO BE COMPENSATED.

     The information set forth in the Introduction and "THE TENDER OFFER -- Section 11" ("Fees and Expenses") of the Offer to Purchase is incorporated herein by reference.

ITEM 9.  FINANCIAL STATEMENTS OF CERTAIN BIDDERS.

     The information set forth in "THE TENDER OFFER -- Section 7" ("Certain Information Concerning Purchaser, Parent and Holdings") of the Offer to Purchase is incorporated herein by reference.

ITEM 10.  ADDITIONAL INFORMATION.

     (a) The information set forth in "SPECIAL FACTORS -- Interests of Certain Persons in the Transactions" and "SPECIAL FACTORS -- The Merger Agreement and the Management Agreement" is incorporated herein by reference.

     (b) and (c) The information set forth in "THE TENDER OFFER -- Section 10" ("Certain Legal Matters and Regulatory Approvals") of the Offer to Purchase is incorporated herein by reference.

     (d) The information set forth in "SPECIAL FACTORS -- Effect of the Offer on the Market for the Shares; Nasdaq Listing; Exchange Act Registration" and "THE TENDER OFFER -- Section 10" ("Certain Legal Matters and Regulatory Approvals") of the Offer to Purchase is incorporated herein by reference.

     (e) None.

     (f) The information set forth in the Offer to Purchase and the Letter of Transmittal is incorporated herein by reference.

ITEM 11.  MATERIAL TO BE FILED AS EXHIBITS.

     (a)(1)  Offer to Purchase dated as of March 31, 1999.

     (a)(2)  Letter of Transmittal.

     (a)(3)  Notice of Guaranteed Delivery.

     (a)(4) Letter from the Information Agent to Brokers, Dealers, Commercial Banks, Trust Companies and Nominees.

     (a)(5) Letter to clients for use by Brokers, Dealers, Commercial Banks, Trust Companies and Nominees.

     (a)(6) Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     (a)(7)  Summary Advertisement as published on March 31, 1999.

     (a)(8) Joint Press Release issued by Sheridan Healthcare, Inc. and Vestar/Sheridan Holdings, Inc. on March 25, 1999.

     (b)(1) Commitment Letter, dated March 24, 1999, to the Purchaser from NationsBank, N.A. and NationsBanc Montgomery Securities LLC.

     (c)(1) Agreement and Plan of Merger, dated as of March 24, 1999, by and among Vestar/Sheridan Holdings, Inc., Vestar/Sheridan, Inc. and Sheridan Healthcare, Inc.

     (c)(2) Stockholders Agreement, dated as of March 24, 1999, among Parent, the Company, Holdings, Gilbert Drozdow, Jay Martus, Michael Schundler, Lewis Gold and Mitchell Eisenberg.

     (c)(3) Confidentiality Agreement, dated as of December 1, 1998, by and between Vestar Capital Partners III, L.P. and Sheridan Healthcare, Inc.

     (c)(4) Employment Agreement, dated as of March 24, 1999, between Mitchell Eisenberg and the Company.

     (c)(5) Employment Agreement, dated as of March 24, 1999, between Lewis Gold and the Company.

     (c)(6) Employment Agreement, dated as of March 24, 1999, between Michael Schundler and the Company.

     (c)(7) Employment Agreement, dated as of March 24, 1999, between Jay Martus and the Company.

     (c)(8) Subscription and Tender Agreement, dated as of March 24, 1999, between Mitchell Eisenberg and Parent.

     (c)(9) Subscription and Tender Agreement, dated as of March 24, 1999, between Lewis Gold and Parent.

     (c)(10) Subscription and Tender Agreement, dated as of March 24, 1999, between Jay Martus and Parent.

     (c)(11) Subscription and Tender Agreement, dated as of March 24, 1999, between Michael Schundler and Parent.

     (c)(12) Subscription and Tender Agreement, dated as of March 24, 1999, between Parent and Gilbert Drozdow.

     (c)(13) Tender Agreement, dated as of March 24, 1999, between Parent and Robert Coward.

     (c)(14) Management Agreement, dated as of March 24, 1999, among Sheridan Healthcare, Inc., Vestar/Sheridan Holdings, Inc. and Vestar Capital Partners.

     (c)(15) Guaranty Agreement dated as of March 24, 1999, between Vestar Capital Partners III, L.P. and the Company.

     (d)     Not applicable.

     (e)     Not applicable.

     (f)     Not applicable.

                                   SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.

                                          VESTAR/SHERIDAN INVESTORS, LLC

                                          By:      VESTAR CAPITAL PARTNERS III,
                                              L.P.,
                                            ------------------------------------
                                            its Sole Member

                                          By:      VESTAR ASSOCIATES III,
                                              L.P.,
                                            ------------------------------------
                                            its General Partner

                                          By:      VESTAR ASSOCIATES CORPORATION
                                              III
                                            ------------------------------------
                                            its General Partner

                                          By: /s/  JAMES L. ELROD, JR.
                                            ------------------------------------
                                            Name:  James L. Elrod, Jr.
                                            Title:   Vice President

                                          VESTAR/SHERIDAN HOLDINGS, INC.

                                          By: /s/  JAMES L. ELROD, JR.
                                            ------------------------------------
                                            Name:  James L. Elrod, Jr.
                                            Title:   President

                                          VESTAR/SHERIDAN, INC.

                                          By: /s/  JAMES L. ELROD, JR.
                                            ------------------------------------
                                            Name:  James L. Elrod, Jr.
                                            Title:   President

Date: March 31, 1999

                                 EXHIBIT INDEX

EXHIBIT                                                                   PAGE
  NO.                             DESCRIPTION                             NO.
-------                           -----------                             ----
 (a)(1)   Offer to Purchase dated as of March 31, 1999.
 (a)(2)   Letter of Transmittal.
 (a)(3)   Notice of Guaranteed Delivery.
 (a)(4)   Letter from the Information Agent to Brokers, Dealers,
          Commercial Banks, Trust Companies and Nominees.
 (a)(5)   Letter to clients for use by Brokers, Dealers, Commercial
          Banks, Trust Companies and Nominees.
 (a)(6)   Guidelines for Certification of Taxpayer Identification
          Number on Substitute Form W-9.
 (a)(7)   Summary Advertisement as published on March 31, 1999.
 (a)(8)   Joint Press Release issued by Sheridan Healthcare, Inc. and
          Vestar/Sheridan Holdings, Inc. on March 25, 1999.
 (b)(1)   Commitment Letter, dated March 24, 1999, to the Purchaser
          from NationsBank, N.A. and NationsBanc Montgomery Securities
          LLC.
 (c)(1)   Agreement and Plan of Merger, dated as of March 24, 1999, by and among Vestar/ Sheridan Holdings, Inc., Vestar/Sheridan,
          Inc. and Sheridan Healthcare, Inc.
 (c)(2)   Stockholders Agreement, dated as of March 24, 1999, among
          Parent, the Company, Holdings, Gilbert Drozdow, Jay Martus,
          Michael Schundler, Lewis Gold and Mitchell Eisenberg.
 (c)(3)   Confidentiality Agreement, dated as of December 1, 1998, by and between Vestar Capital Partners III, L.P. and Sheridan
          Healthcare, Inc.
 (c)(4)   Employment Agreement, dated as of March 24, 1999, between
          Mitchell Eisenberg and the Company.
 (c)(5)   Employment Agreement, dated as of March 24, 1999, between
          Lewis Gold and the Company.
 (c)(6)   Employment Agreement, dated as of March 24, 1999, between
          Michael Schundler and the Company.
 (c)(7)   Employment Agreement dated as of March 24, 1999, between Jay
          Martus and the Company.
 (c)(8)   Subscription and Tender Agreement, dated as of March 24,
          1999, between Mitchell Eisenberg and Parent.
 (c)(9)   Subscription and Tender Agreement, dated as of March 24,
          1999, between Lewis Gold and Parent.
(c)(10)   Subscription and Tender Agreement, dated as of March 24,
          1999, between Jay Martus and Parent.
(c)(11)   Subscription and Tender Agreement, dated as of March 24,
          1999, between Michael Schundler and Parent.
(c)(12)   Subscription and Tender Agreement, dated as of March 24,
          1999, between Parent and Gilbert Drozdow.
(c)(13)   Tender Agreement, dated as of March 24, 1999, between Parent and Robert Coward.
(c)(14)   Management Agreement, dated as of March 24, 1999, among
          Sheridan Healthcare, Inc., Vestar/Sheridan Holdings, Inc.
          and Vestar Capital Partners.

EXHIBIT                                                                   PAGE
  NO.                             DESCRIPTION                             NO.
-------                           -----------                             ----
(c)(15)   Guaranty Agreement dated as of March 24, 1999, between
          Vestar Capital
          Partners III, L.P. and the Company.
(d)       Not applicable.
(e)       Not applicable.
(f)       Not applicable.